UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  September 16, 2024

MACROGENICS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware		001-36112	06-1591613
(State or Other Jurisdiction of Incorporation)		(Commission File Number)	(IRS Employer Identification No.)

9704 Medical Center Drive
Rockville,	Maryland	20850
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code:  (301) 251-5172

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MGNX	Nasdaq Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On September 15, 2024, MacroGenics, Inc. (the “Company”) issued a press release announcing updated efficacy and safety data related to its Phase 2 TAMARACK clinical trial of vobramitamab duocarmazine in metastatic castration-resistant prostate cancer (the “Press Release”). The Company included the updated efficacy and safety data in a poster presentation at the European Society for Medical Oncology (“ESMO”) Congress, taking place in Barcelona, Spain from September 13-17, 2024.

As announced in the Press Release, the Company also hosted an investor conference call on September 16, 2024 in which the Company presented a review of the TAMARACK Phase 2 data and also provided a general corporate update (the “Post-ESMO Conference Call Presentation”).

The full text of the Press Release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein. In addition, a copy of the Post-ESMO Conference Call Presentation is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press Release, dated September 15, 2024.
99.2	Post-ESMO Conference Call Presentation.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 16, 2024	MACROGENICS, INC.
By: /s/ Jeffrey Peters Jeffrey Peters Senior Vice President and General Counsel